UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): August 11, 2017 (August 11, 2017)

Cumberland Pharmaceuticals Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Tennessee	001-33637	62-1765329
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2525 West End Avenue, Suite 950, Nashville, Tennessee		37203
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code: (615) 255-0068

Not Applicable
____________________________________________

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

During the week of August 7, 2017, Cumberland began shipments of Cardioxane® (dexrazoxane hydrochloride, injection) which is used to support oncology patients. These shipments are under a special, expedited clearance from the FDA to address the national shortage of dexrazoxane in the U.S.  Cumberland intends to make Cardioxane available in the U.S. through the end of 2017, until the current dexrazoxane drug shortage is alleviated.

Cardioxane is a branded form of dexrazoxane hydrochloride, indicated for the cardiac complications associated with treatments for breast cancer. Cumberland is distributing Cardioxane through its Strategic Alliance with the Clinigen Group plc who is providing the product and has been selling it in several markets outside the U.S.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cumberland Pharmaceuticals Inc.

August 11, 2017	By: Michael Bonner

Name: Michael Bonner
Title: Chief Financial Officer